UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 4, 2007

CARREKER CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-24201	75-1622836
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)
4055 VALLEY VIEW LANE DALLAS, TEXAS		75244
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 458-1981

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02            Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2007, Bryant R. Riley resigned from his position as a director on the board of directors of Carreker Corporation (the “Company”).  Mr. Riley resigned in order to devote more time to his other business activities.  In his letter of resignation, Mr. Riley stated that he has no disagreements with the Company, and supports the proposed merger of the Company with CheckFree Corporation (“CheckFree”) and CFA Software Corporation, an indirect wholly owned subsidiary of CheckFree.

Item 8.01            Other Events.

A copy of Mr. Riley’s letter of resignation is attached hereto as Exhibit 99.1.

Item 9.01            Financial Statements and Exhibits.

Exhibit Number	Exhibit Title
99.1	Letter of Resignation of Bryant R. Riley

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 5, 2007

CARREKER CORPORATION

By:	/s/ JOHN S. DAVIS
John S. Davis
Executive Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Letter of Resignation of Bryant R. Riley